Exhibit 99.5

THIS AGREEMENT is made on the 11th day of November, 2003

BETWEEN:

1. BARCLAYS BANK PLC of 54 Lombard Street, London, EC3P 3AH (registered in England number 1026167) ("Barclays");

2. FOSPV LIMITED of 54 Lombard Street, London EC3P 3AH (registered in England number 3859383) (the "Purchaser");

3. OAK DEDICATED LIMITED of 2 Minster Court, Mincing Lane, London EC3R 7FL (registered in England number 3263556) ("Oak1");

4. OAK DEDICATED TWO LIMITED of 2 Minster Court, Mincing Lane, London EC3R 7FL (registered in England number 2852607) ("Oak2");

5. OAK DEDICATED THREE LIMITED of 2 Minster Court, Mincing Lane, London EC3R 7FL (registered in England number 2982085) ("Oak3"); and

6. LASALLE (UK) LTD. of Canon's Court, Victoria Street, Hamilton, Bermuda HM12 (registered in Bermuda number 34318) (the "Seller").

IT IS HEREBY AGREED AS FOLLOWS:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

      (i)   "Additional Amount" has the meaning given to it in clause 3;

      (ii) "Barclays Group Member" means Barclays, the Purchaser and any other company which is a member of the same "group" (as defined in Section 413 ICTA 1988) as Barclays (but excluding the Companies);

      (iii) "Companies" means Oak1, Oak2 and Oak3 (and "Company" means any of them);

      (iv)  "Conditions" means the conditions set out in Schedule 1;

      (v)   "Escrow Account" has the meaning given to it in the Escrow Deed;

      (vi) "Escrow Deed" means the escrow deed entered into in connection with this Agreement on or about the date hereof between the Companies, the Seller, ING Bank N.V., London Branch, Magicsunny, Flintstone Limited and Trenwick Managing Agents Limited;

      (vii) "Group Relief" means group relief as defined in Section 402 ICTA
            1988;

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                                       2


      (viii)  "ICTA 1988" means the Income and Corporation Taxes Act 1988;

      (ix) "LaSalle" means LaSalle Re Limited, a company registered in Bermuda (number 18791);

      (x) "Lloyd's" means The Society of Lloyd's as constituted under the Lloyd's Act 1982;

      (xi) "Magicsunny" means Magicsunny Limited, a company registered in England (number 04818520);

      (xii)   "MBO Incentive" has the meaning given to it in the Escrow Deed;

      (xiii) "Relevant Sum" has the meaning given to it in clause 5.1, 5.2, 5.3 or 5.4 (as the case may be);

      (xiv) "Sale and Purchase Agreement" means the sale and purchase agreement between the Purchaser, the Seller, LaSalle, Barclays and certain persons named therein as Directors of the Companies dated the same date as this Agreement relating to the ordinary issued share capital of the Companies;

      (xv) "TIL" means Trenwick International Limited, a company registered in England (number 2494812);

      (xvi) "TIL Group Relief Agreement" means the agreement between TIL and the Companies relating to the surrender of amounts by way of Group Relief dated 26th September, 2003;

      (xvii) "TUKMS" means Trenwick UK Management Services Limited, a company registered in England (number 02733994); and

      (xviii) TUKMS Forbearance Deed means the Deed of Forbearance entered into on or about the date hereof between TUKMS and the Companies.

1.2 Any word or expression defined in the Sale and Purchase Agreement shall have the same meaning in this Agreement, unless the context otherwise requires.

1.3 Any words importing the singular include the plural and vice versa, and any references to persons include (without limitation) bodies corporate.

1.4 Any headings to clauses in this Agreement are for convenience only and shall not affect their interpretation.

1.5 Any reference to this Agreement includes any recital to it, and any reference to a clause is a reference to a clause of this Agreement.

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                                       3


1.6 Any reference to any statute or statutory instrument includes reference to any extension, modification, amendment, consolidation or re-enactment of, and any subordinated legislation made under, such statute.

2.    SURRENDER OF GROUP RELIEF OF (pound)200 MILLION IN AGGREGATE

2.1 Subject to clause 4, each of the Companies undertakes that it shall, in relation to any period beginning after Completion (including, without limitation, its period of account ending on 31st December, 2004), surrender to Barclays (and/or to any one or more Barclays Group Members specified by Barclays by notice in writing served on such Company) any trading losses and/or other amounts which are eligible for surrender by such Company to Barclays (and/or such Barclays Group Members, as the case may be) by way of Group Relief in accordance with Chapter IV of Part X ICTA 1988 and which are specified by Barclays in one or more notices served in writing on such Company from time to time, provided that the aggregate of the amounts so surrendered by all of the Companies pursuant to this clause 2.1 shall not exceed (pound)200,000,000.

2.2 Subject to clause 4, on the date falling one Business Day after the date on which the Conditions have been satisfied as described in clause 4, Barclays shall (on behalf of itself and/or the relevant Barclays Group Members, as the case may be) irrevocably pay the following amounts to (or to the direction of) each of the Companies in consideration for all losses and other amounts which are to be validly surrendered by way of Group Relief in accordance with Chapter IV of Part X ICTA 1988 by such Company to Barclays (and/or the relevant Barclays Group Members, as the case may be) pursuant to clause 2.1:

      (a)   (pound)10,080,000 to (or to the direction of) Oak1;

      (b)   (pound)3,850,000 to (or to the direction of) Oak2; and

      (c)   (pound)70,000 to (or to the direction of) Oak3.

2.3 Without prejudice to Barclays' right to serve any subsequent notice as described in clause 2.4, Barclays shall, on the date of this Agreement, serve a notice specifying the relevant Barclays Group Members and the relevant amounts required to be surrendered by each of the Companies for the purposes of clause 2.1.

2.4 Any notice served by Barclays for the purposes of clause 2.1 may amend an earlier such notice (including, without limitation, any notice served pursuant to clause 2.3). To the extent that any notice served by Barclays pursuant to clause 2.1 is inconsistent with any earlier such notice, the notice most recently served shall prevail over any earlier such notice.

3.    SURRENDER OF ADDITIONAL GROUP RELIEF

3.1   Subject to clause 4, if and to the extent that:

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                                       4


      (i) the aggregate amount of all losses and other amounts which are available and eligible to be legally and validly surrendered by way of Group Relief by the Companies to Barclays (or any Barclays Group Members) in accordance with Chapter IV of Part X ICTA 1988 exceeds (pound)200,000,000;

      (ii) Barclays requests, by notice served in writing on any Company from time to time, in relation to any period beginning after Completion, that such Company surrender to Barclays (or to any Barclays Group Member specified by Barclays in such notice) any such trading loss or other amount which is available and eligible to be legally and validly surrendered by way of Group Relief by such Company to Barclays (or any Barclays Group Members) in accordance with Chapter IV of Part X ICTA 1988 (the "Additional Amount"), in addition to any amounts required to be surrendered by such Company pursuant to clause 2; and

      (iii) such Company agrees to make such surrender,

      then:

      (a) such Company shall surrender the Additional Amount to Barclays (or such Barclays Group Member, as the case may be) in accordance with such notice; and

      (b) Barclays shall (on behalf of itself or the relevant Barclays Group Member, as the case may be) pay to (or to the direction of) such Company a sum equal to 7 per cent of the Additional Amount in consideration for such surrender.

3.2 Subject to clause 4, each Company undertakes that it shall use its reasonable endeavours to agree to the making of any surrender requested pursuant to sub-clause 3.1 (after taking account of any actual or expected utilisation of the relevant amount to reduce or eliminate any taxable profits of such Company otherwise arising or expected to arise in any subsequent or prior period). Barclays undertakes that it shall use its reasonable endeavours to request any surrender which is eligible to be requested pursuant to sub-clause 3.1, provided that the accounting period of such Company to which such surrender would relate has ended and no person has taken any step or action to instigate or commence the winding-up of such Company, the appointment of any administrator or receiver (including any administrative receiver) to such Company or any other form of insolvency-related procedure in relation to such Company.

3.3 If Barclays requests, by notice served in writing, that a surrender be made as described in paragraph (ii) of sub-clause 3.1, and paragraph (iii) of sub-clause 3.1 is not satisfied within 20 Business Days after the date on which such notice is served, such request shall lapse and accordingly cease to have effect (but, for the avoidance doubt, without prejudice to Barclays' right to serve any replacement, substitute or additional request for the purposes of paragraph (ii) of sub-clause 3.1).

3.4 Any consideration payable for any surrender pursuant to sub-clause 3.1 shall be due on the later of:

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                                       5


      (a) the date falling one Business Day after the date on which all of the conditions specified in sub-clause 3.1 have been satisfied in relation to such surrender and all of the Conditions have been satisfied as described in clause 4; and

      (b) the 5th December falling within the accounting period of Barclays (or the relevant Barclays Group Member, as the case may be) which is the "claim period" in relation to such surrender for the purposes of section 403A ICTA 1988.

4.    CONDITIONS

4.1 The rights and obligations of the parties pursuant to this Agreement (other than clauses 6 and 7) are in all respects conditional upon the Conditions being satisfied. Provided always that Barclays shall not be obliged to make any payment under sub-clause 2.2 if any of the Conditions would not be satisfied immediately prior to the making of the payment under sub-clause 2.2 and, for these purposes, notwithstanding any wording to the contrary in the Conditions, the Conditions shall only be treated as satisfied if they remain satisfied immediately before such payment is made.

4.2 The Seller undertakes to disclose in writing to the Purchaser and Barclays anything which will or may prevent Condition 1 of the Conditions from being satisfied promptly after its coming to the notice of the Seller.

4.3 If the Conditions are not satisfied or deemed satisfied by the Completion Date then no party shall have any liability or obligation to any other party under this Agreement other than any obligations remaining pursuant to Clauses 6 or 7.

5.    PAYMENTS

5.1 Oak1 agrees and directs that any sum which is due to be paid by Barclays (on behalf of itself and/or the relevant Barclays Group Members, as the case may be) to Oak1 under clause 2 of this Agreement (referred to in this clause 5.1 as the "Relevant Sum") shall be paid in the following manner:

      (i) (pound)1,188,000 of the Relevant Sum shall be paid on behalf of Oak1 to TIL in respect of Oak1's obligations under the TIL Group Relief Agreement;

      (ii) (pound)201,600 of the Relevant Sum shall be paid on behalf of Oak1 to TUKMS in respect of the debts due and payable by Oak1 to TUKMS [and described in more detail in the TUKMS Forbearance Deed];

      (iii) (pound)288,000 of the Relevant Sum shall be paid on behalf of Oak1, in respect of the MBO Incentive, into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed; and

      (iv) the remaining (pound)8,402,400 of the Relevant Sum shall be paid on behalf of Oak1 into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed.
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                                       6


5.2 Oak2 agrees and directs that any sum which is due to be paid by Barclays (on behalf of itself and/or the relevant Barclays Group Members, as the case may be) to Oak2 under clause 2 of this Agreement (referred to in this clause 5.2 as the "Relevant Sum") shall be paid in the following manner:

      (i) (pound)132,000 of the Relevant Sum shall be paid on behalf of Oak2 to TIL in respect of Oak2's obligations under the TIL Group Relief Agreement;

      (ii) (pound)77,000 of the Relevant Sum shall be paid on behalf of Oak2 to TUKMS in respect of the debts due and payable by Oak2 to TUKMS and described in more detail in the TUKMS Forbearance Deed;

      (iii) (pound)110,000 of the Relevant Sum shall be paid on behalf of Oak2, in respect of the MBO Incentive, into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed; and

      (iv) the remaining (pound)3,531,000 of the Relevant Sum shall be paid on behalf of Oak2 into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed.

5.3 Oak3 agrees and directs that any sum which is due to be paid by Barclays (on behalf of itself and/or the relevant Barclays Group Members, as the case may be) to Oak3 under clause 2 of this Agreement (referred to in this clause 5.3 as the "Relevant Sum") shall be paid in the following manner:

      (i) (pound)1,400 of the Relevant Sum shall be paid on behalf of Oak3 to TUKMS in respect of the debt due and payable by Oak3 to TUKMS and described in more detail in the TUKMS Forbearance Deed;

      (ii) (pound)2,000 of the Relevant Sum shall be paid on behalf of Oak3, in respect of the MBO Incentive, into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed; and

      (iii) the remaining (pound)66,600 of the Relevant Sum shall be paid on behalf of Oak3 into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed.

5.4 Each of the Companies agrees and directs that any sum which is due to be paid by Barclays (on behalf of itself and/or the relevant Barclays Group Members, as the case may be) to such Company under clause 3 of this Agreement (referred to in this clause 5.4 as the "Relevant Sum") shall be paid in the following manner (and in the following order of priority):

      (i) if and to the extent that, at the time when the Relevant Sum is due to be paid, such Company is obliged to pay any amount to TIL under the TIL Group Relief Agreement, the Relevant Sum shall be paid on behalf of such Company to TIL in respect of that obligation; and

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                                       7


      (ii) any remainder of the Relevant Sum shall be paid on behalf of such Company into the Escrow Account, which the parties acknowledge is subject to the terms of the Escrow Deed.

5.5 If and to the extent that any sum payable under this Agreement is not paid on the due date for payment, such unpaid sum shall carry interest calculated at LIBOR from (and including) such due date for payment to (but excluding) the date on which such sum is actually paid.

6.    NOTICES

6.1 Any notice or other communication requiring to be given or served under or in connection with this Agreement shall be in writing and shall be sufficiently given or served if delivered or sent:

      (i)   in the case of Oak1 to:

            Address:     2 Minster Court,
                         Mincing Lane,
                         London
                         EC3R 7FL

            Attention:   The Directors

            Telephone:   020 7369 3000

            Facsimile:   020 7369 3100

      (ii)  in the case of Oak2 to:

            Address:     2 Minster Court,
                         Mincing Lane,
                         London
                         EC3R 7FL

            Attention:   The Directors

            Telephone:   020 7369 3000
            Facsimile:   020 7369 3100

      (iii) in the case of Oak3 to:

            Address:     2 Minster Court,
                         Mincing Lane,
                         London
                         EC3R 7FL

            Attention:   The Directors

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                                       8


            Telephone:   020 7369 3000
            Facsimile:   020 7369 3100

      (iv)  in the case of the Purchaser to:

            Address:     54 Lombard Street
                         London
                         EC3P 3AH

            Attention:   The Directors

            with a copy to:

            Barclays Capital
            5 The North Colonnade
            Canary Wharf
            London
            E14 4BB

            Attention:   Head of Structured Capital Markets
            Telephone:   020 7623 2323
            Facsimile:   020 7773 1868

      (v)   in the case of Barclays to:

            Address:     54 Lombard Street
                         London
                         EC3P 3AH

            Attention:   The Directors

            with a copy to:

            Barclays Capital
            5 The North Colonnade
            Canary Wharf
            London
            E14 4BB

            Attention:   Head of Structured Capital Markets
            Telephone:   020 7623 2323
            Facsimile:   020 7773 1868

      (vi)  in the case of the Seller to:

            Address:     1 Canterbury Green,
                         Stanford,

                         CT,
                         USA 06901

            Attention:   Alan Hunte

            Telephone:   001 203 353 5545
            Facsimile:   001 203 353 5550

            with a copy to La Salle at:

            Address:     Canon's Court,
                         22 Victoria Street,
                         Hamilton,
                         Bermuda HM12

            Attention:   The President

            Telephone:   001 441 295 2244
            Facsimile:   001 441 295 8666

6.2 Any notice or other communication requiring to be given or served under or in connection with this Agreement shall be delivered by hand or sent by courier, or prepaid first class post or by facsimile. If sent by courier such notice or communication shall conclusively be deemed to have been given or served at the time of despatch, in case of service in the United Kingdom, or on the following Business Day in the case of international service. If sent by post such notice or communication shall conclusively be deemed to have been received two Business Days from the time of posting, in the case of inland mail in the United Kingdom or three Business Days from the time of posting in the case of international mail. If sent by facsimile, such notice or communication shall conclusively be deemed to have been received when confirmation of receipt has been received by the sender.

7.    GENERAL

7.1 The parties to this Agreement intend that the terms of this Agreement shall be enforceable by each Barclays Group Member by virtue of the Contracts (Rights of Third Parties) Act 1999, but that this Agreement shall not be enforceable by any other person who is not a party to it.

7.2 Any time, date or period referred to in any provision of this Agreement may be extended by mutual agreement between the parties but as regards any time, date or period originally fixed or any time, date or period so extended, time shall be of the essence.

7.3 No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder or otherwise available at law shall impair such right, power or privilege or be construed as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the


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                                       10


      exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

7.4 Each party shall pay its own costs and expenses in relation to the negotiation, preparation and execution of this Agreement.

7.5 If any term or provision in this Agreement is held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

7.6 The parties to this Agreement shall and shall procure that their affiliates shall keep strictly confidential details of the transaction contemplated by this Agreement or any ancillary matter and no announcement concerning the same shall be made either before or after its execution by either party without the prior written approval of the other except as may be required by statute or by any securities exchange or regulatory or governmental body to which any party is subject or submits wherever situated, including (without limitation) Lloyd's, the UK Listing Authority, The Stock Exchange, the Financial Services Authority, the Inland Revenue or The Panel on Take-overs and Mergers, whether or not the requirement has the force of law or (b) for the purposes of any court proceedings in respect of the enforcement of any right or obligation under the Credit Agreement.

7.7 The Seller shall not, and shall procure that no member of the Seller Group shall, take any action which might frustrate or prejudice the acts or transactions intended to be effected under or pursuant to this Agreement, and the Seller shall, and shall procure that the members of the Seller Group shall, at all times execute, or procure the execution of, all such deeds and documents and do all such things as Barclays may reasonably require for perfecting such acts or transactions (provided that the Seller shall not be required pursuant to this clause 7.7 to grant, or procure that any member of the Seller Group grants, any mortgage, charge or other security or to procure that any Company executes any such deed or document or does any other such thing after the execution of the Sale and Purchase Agreement).

7.8 No future variation to this Agreement shall be effective unless made in writing and signed by each of the parties.

7.9 No party may at any time assign all or any part of its rights or benefits under this Agreement.

7.10 This agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

7.11 This Agreement and the documents to be entered into pursuant to it, save as expressly referred to therein, shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and such documents.

7.12 Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of, any judgement or other settlement in any other courts.

IN WITNESS WHEREOF this Agreement has been duly executed the day and year first before written.

                                   Schedule 1

                                   Conditions

Court and Regulatory Approval

1.    (i)   Trenwick Group Limited, Trenwick America Corporation and LaSalle
            (collectively, the "Debtors") shall have submitted to the United
            States District Court for the District of Delaware (the "Bankruptcy
            Court") a motion in the form of Annex L of the Sale and Purchase
            Agreement (the "Motion");

      (ii) the Bankruptcy Court shall have entered an order in the form of exhibit "L" to the Motion, or in such other form as shall be reasonably satisfactory to the Debtors, the Purchaser and Barclays (the "Order"); and

      (iii) such Order shall not have been stayed, modified or amended.

Compliance with Clauses 5 and 8.2 of the Sale and Purchase Agreement

2. The Directors have complied fully with their obligations in Clause 5 of the Sale and Purchase Agreement in the period from today's date until the date on which Condition 1 is satisfied.

3. The Seller has complied fully with its obligations in Clause 8.2 of the Sale and Purchase Agreement until the date on which Condition 1 is satisfied.

Company Rep Letters

4. The representations made by the Directors for and on behalf of each of the Companies set out in the Company Rep Letters dated today's date and addressed to FOSPV remain on the date on which Condition 1 is satisfied true and accurate in all material respects.

Purchaser protection

5. There being no public announcement by H.M. Treasury, the Inland Revenue or any other Tax authority, after today's date but before the satisfaction of the other Conditions of any change, enactment or introduction of, or any possible change, enactment or introduction of, any law or published practice of the Inland Revenue or any other Tax authority which in Barclays' reasonable opinion will or may adversely affect:

      (a) the ability of Barclays or any Barclays Group Member validly to claim Group Relief in respect of any losses of any of the Companies, or

      (b) the quantum of the losses available for surrender by way of Group Relief to Barclays or any Barclays Group Member pursuant to clause 2 of this Agreement.

Standstill Deeds

6. No party to a Standstill Deed (as defined in the Sale and Purchase Agreement) having done any act in the period from today's date until the making of the payment by Barclays under sub-clause 2.2 of this Agreement which would have breached such Standstill Deed had the taking effect of such Standstill Deed not been suspended until the making of such payment.

Novation and Allotment Agreement

7. The Novation and Allotment Agreement (as defined in the Sale and Purchase Agreement) has been completed in accordance with its terms.

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                                       14


Signed by
as duly authorised attorney for and on behalf of:
BARCLAYS BANK PLC


/s/ Mark Brown
----------------------------

Signed by
as duly authorised attorney for and on behalf of:
FOSPV LIMITED


/s/ Mark Brown
----------------------------

Signed by
as duly authorised attorney for and on behalf of:
OAK DEDICATED LIMITED


/s/ R D Law
----------------------------

Signed by
as duly authorised attorney for and on behalf of:
OAK DEDICATED TWO LIMITED


/s/ R D Law
----------------------------

Signed by
as duly authorised attorney for and on behalf of:
OAK DEDICATED THREE LIMITED


/s/ R D Law
----------------------------

Signed by
as duly authorised attorney for and on behalf of:
LASALLE (UK) LTD.


/s/ R D Law
----------------------------

                             Dated 11 November, 2003

                                BARCLAYS BANK PLC

                                       and

                                  FOSPV LIMITED

                                       and

                              OAK DEDICATED LIMITED

                                       and

                            OAK DEDICATED TWO LIMITED

                                       and

                           OAK DEDICATED THREE LIMITED

                                       and

                                LASALLE (UK) LTD.

                          -----------------------------

                                  GROUP RELIEF

                                    AGREEMENT

                          -----------------------------

                                Slaughter and May
                                 One Bunhill Row
                                 London EC1Y 8YY
                                 (Ref: GI/JZXM)

                                   TX033090020